Commitment and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitment and Contingencies

9. COMMITMENTS AND CONTINGENCIES

Leases

The Company leases certain office space and equipment under various operating leases. In addition to rent, the leases require the Company to pay for taxes, insurance, maintenance and other operating expenses. Certain of these leases contain stated escalation clauses while others contain renewal options. The Company recognizes rent expense on a straight-line basis over the term of the lease, excluding renewal periods, unless renewal of the lease is reasonably assured.

Rental expense for the year ended December 31, 2016 totaled approximately $84.6 million, of which $28.9 million related to charges for the consolidation of leased facilities related to restructuring activities. Rental expense for the year ended December 31, 2015 totaled approximately $89.9 million, of which $22.1 million related to charges for the consolidation of leased facilities related to restructuring activities. Rental expense for the year ended December 31, 2014 totaled approximately $69.9 million. Sublease income for the years ended December 31, 2016, 2015 and 2014 was approximately $0.2 million, $0.2 million and $0.0 million, respectively. Lease commitments under non-cancelable operating leases with initial or remaining terms in excess of one year and sublease income associated with non-cancelable subleases, are as follows:

	Operating Leases *	Sublease Income
	(In thousands)
Years ending December 31,
2017	$55,097	$218
2018	48,952	204
2019	46,934	—
2020	39,959	—
2021	35,035	—
Thereafter	141,659	—

Total	$367,636	$422

*	Citrix will remain liable to the lessor for the duration of certain GoTo Business leases of approximately $6.8 million.

The future operating lease obligation in the table above excludes approximately $16.6 million related to the GoTo Business, since Citrix completed the separation of the GoTo Business on January 31, 2017.

Liabilities for Loss on Lease Obligations

The Company recognizes liabilities for costs that will continue to be incurred under operating lease obligations for their remaining terms without economic benefit to the Company. The liabilities are measured and recorded at their fair values as of the cease-use date (the date the Company vacates the leased space and no longer derives economic benefit from the leases). The liabilities are included in Accrued expenses and other current liabilities and Other long-term liabilities in the consolidated balance sheets and the related expense is included in Restructuring expenses in the consolidated statements of income.

The fair values of the liabilities are determined by discounting certain future cash flows related to the leases using a credit-adjusted risk-free interest rate as of the cease-use date (Level 3). The future cash flows that are discounted include the remaining base rentals due under the leases, reduced by the estimated sublease rentals that could be reasonably obtained for the properties even if the Company has no intention to enter into a sublease. The estimate of sublease rentals may change, which would require future changes to the liabilities for loss on lease obligations.

As of December 31, 2016, the Company’s liabilities for loss on lease obligations total approximately $37.6 million, of which approximately $33.2 million relates to the Company’s Santa Clara Office. The calculation of these liabilities requires judgment in estimating the timing of securing subleases for the vacant space, as well as the terms of possible subleases, including the length of the sublease periods, sublease rentals, rent concessions and other tenant incentives. While the Company believes that the assumptions used in the calculation of these liabilities are reasonable, due to the inherent uncertainties related to such assumptions, there can be no assurance that the Company will be able to secure such subleases within the timing assumed in its calculations, or at all, and with terms consistent with the assumptions used. In the Company’s Santa Clara office, if the price per square foot assumption were to change by $0.50, it would impact the estimate of sublease rentals, which would result in a change of $8.6 million to the liabilities for loss on lease obligation.

Legal Matters

The Company accrues a liability for legal contingencies when it believes that it is both probable that a liability has been incurred and that it can reasonably estimate the amount of the loss. The Company reviews these accruals and adjusts them to reflect ongoing negotiations, settlements, rulings, advice of legal counsel and other relevant information. To the extent new information is obtained and the Company’s views on the probable outcomes of claims, suits, assessments, investigations or legal proceedings change, changes in the Company’s accrued liabilities would be recorded in the period in which such determination is made. For the Other Matters referenced below, the amount of liability is not probable or the amount cannot be reasonably estimated; and, therefore, accruals have not been made. In addition, in accordance with the relevant authoritative guidance, for matters in which the likelihood of material loss is at least reasonably possible, the Company provides disclosure of the possible loss or range of loss. If a reasonable estimate cannot be made, however, the Company will provide disclosure to that effect.

Due to the nature of the Company’s business, the Company is subject to patent infringement claims, including current suits against it or one or more of its wholly-owned subsidiaries alleging infringement by various Company products and services. The Company believes that it has meritorious defenses to the allegations made in its pending cases and intends to vigorously defend these lawsuits; however, it is unable currently to determine the ultimate outcome of these or similar matters or the potential exposure to loss, if any. In addition, the Company is a defendant in various litigation matters generally arising out of the normal course of business. Although it is difficult to predict the ultimate outcomes of these cases, the Company believes that it is not reasonably possible that the ultimate outcomes will materially and adversely affect its business, financial position, results of operations or cash flows.

Guarantees

The authoritative guidance requires certain guarantees to be recorded at fair value and requires a guarantor to make disclosures, even when the likelihood of making any payments under the guarantee is remote. For those guarantees and indemnifications that do not fall within the initial recognition and measurement requirements of the authoritative guidance, the Company must continue to monitor the conditions that are subject to the guarantees and indemnifications, as required under existing generally accepted accounting principles, to identify if a loss has been incurred. If the Company determines that it is probable that a loss has been incurred, any such estimable loss would be recognized. The initial recognition and measurement requirements do not apply to the provisions contained in the majority of the Company’s software license agreements that indemnify licensees of the Company’s software from damages and costs resulting from claims alleging that the Company’s software infringes the intellectual property rights of a third party. The Company has not made material payments pursuant to these provisions as of December 31, 2016. The Company has not identified any losses that are probable under these provisions and, accordingly, the Company has not recorded a liability related to these indemnification provisions.

Purchase Obligations

The Company has agreements with suppliers to purchase inventory and estimates its non-cancelable obligations under these agreements for the fiscal year ended December 31, 2017 to be approximately $18.3 million. The Company also has contingent obligations to purchase inventory for the fiscal year ended December 31, 2017, which are based on amount of usage, of approximately $24.5 million. The Company does not have any purchase obligations beyond December 31, 2017.